SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c)
Of the Securities Exchange Act of 1934 (Amendment No.      )

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STELLAR RESOURCES LTD.
(Exact name of Registrant as specified in its charter)

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STELLAR RESOURCES LTD.
A Nevada Corporation with offices at
3155 East Patrick Lane, Las Vegas, Nevada 89120
and at
151    - 10090- 152nd Street, Suite 636, Surrey, B.C. V3R 8X8

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE
SECURITIES EXCHANGE ACT OF 1934 AND REGULATION 14C THEREUNDER
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WE ARE NOT ASKING YOU FOR A PROXY AND YOU
ARE REQUESTED NOT TO SEND US A PROXY
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To the Stockholders of Stellar Resources Ltd.:

      NOTICE IS HEREBY GIVEN that the annual meeting (the "Annual Meeting") of the shareholders of Stellar Resources Ltd. a Nevada corporation (the "Company"), will be held on December 6, 2005 at 10:00 a.m., local time, at Marriott Residence Inn, 2190 Olympic Avenue, Henderson, Nevada 89014, for the following purposes:

1.   To re-elect or select three (3) members of the Board of Directors to serve until the next Annual Meeting of shareholders or/and until their respective successors have been duly elected and qualified;

2.   To ratify the re-appointment of Dale Matheson Carr-Hilton Labonte, as the Company's independent certified public accountants for the fiscal year ending July 31, 2005; and

3.   To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     Only shareholders of record at the close of business on October 31, 2005 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. Members of management and principal shareholders who collectively hold in excess of 50% of the Company's issued and outstanding voting shares have indicated their intention to vote in favor of the proposals. As a result, the proposals will be approved without the affirmative vote of any other shareholders. Although management is not asking for a proxy and you are requested not to send us a proxy, you are cordially invited to attend the Annual Meeting in person and we encourage you to attend and take the opportunity to ask questions. If you cannot attend, you are entitled to designate in writing any person to act in your behalf, and if you wish to create such a designation, please contact the Company so that a form may be sent to you.

                                    By order of the Board of Directors

                                    “Andrew Reid”
                                      President and Chief Executive Officer

STELLAR RESOURCES LTD.
A Nevada Corporation with offices at
3155 East Patrick Lane, Las Vegas, Nevada 89120
and at
152    - 10090- 152nd Street, Suite 636, Surrey, B.C. V3R 8X8

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934

         This Information Statement (the "Information Statement") is being mailed on or about November 25, 2005 to the holders of record at the close of business on October 20, 2005, of the Common Stock of Stellar Resources Ltd., a Nevada Corporation (the "Company"), in connection with action by written consent in lieu of an annual meeting to authorize and approve:

1.         To re-elect or elect three (3) members of the Board of Directors to serve until the next Annual Meeting of shareholders or/and until their respective successors have been duly elected and qualified;

2.         To ratify the re-appointment of Dale Matheson Carr-Hilton Labonte, as the Company's independent certified public accountants for the fiscal year ending July 31, 2005; and

3.         To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

4.         Only shareholders of record at the close of business on October 20, 2005 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. Members of management and principal shareholders who collectively hold in excess of 50% of the Company's issued and outstanding voting shares have indicated their intention to vote in favor of the proposals. As a result, the proposals will be approved without the affirmative vote of any other shareholders. Although management is not asking for a proxy and you are requested not to send us a proxy, you are cordially invited to attend the Annual Meeting in person and we encourage you to attend and take the opportunity to ask questions. If you cannot attend, you are entitled to designate in writing any person to act in your behalf, and if you wish to create such a designation, please contact the Company so that a form may be sent to you.

         This Information Statement is being distributed pursuant to the requirements of Section 14(c) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

      To the knowledge of the Company's management, as of July 31, 2005, no person beneficially owned more than five percent of any class of the Company's voting securities other than as set forth below. The following table sets forth the total amount of any class of the Company's voting securities owned by each of its executive officers, directors and director nominees and by its executive officers, directors and director nominees, as a group, as of July 31, 2005.

Amount and Nature of Percentage

                                                                        Amount of
Title of            Name and address                     beneficial                  Percent
Class              of beneficial owner                     ownership                 of class

Common        Andrew Reid                               100,671                  2.82%
Stock             President, Chief Financial
                      Officer and Director
                      2411 West 1st Avenue
                      Vancouver, British Columbia
                      V6R 1G5

Common        Michael Rezac                             120,805                  3.39%
Stock             Secretary/Treasurer
                      and Director
                      201 - 454 West 12th Street
                      Vancouver, British Columbia
                      V6R 2T3

Common        Jon Stewart                                      NIL                        0%
Stock             Director
                      18300 S. Hwy. 80
                      Arlington, Arizona
                      85322

Common        Russell Day                                  193,800                  5.43%
Stock             28 Cravendale Avenue
                      Nelson, Lancashire, England

Common        All Officers and Directors             221,476                  6.21%
Stock             as a Group that consists of
                      three people

The percent of class is based on 3,568,220 shares of common stock issued and outstanding as of July 31, 2005.

Any material corporate developments, subsequent to the enclosed corporate Annual Report filing with the SEC for the period ended July 31, 2005, can be seen in the Company's 2005 10-KSB filings with the SEC. Access to the Company's filings with the SEC may be obtained from the Internet by going to www.sec.gov/edgar/searchedgar/companysearch.html, and typing “Stellar Resources Ltd.” into the window.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Current Directors and Executive Officers

Name                                                Position

   Andrew Reid                                      President, Chief

                                                             Executive Officer

                                                             and Director

   Michael Rezac                                    Sect./Treasurer, Chief Financial

                                                             Officer and Director

   Jon Stewart                                        Director

   To the best of the Company's knowledge, there are no material proceedings to which any current director is a party, or has a material interest adverse to the Company. To the best of the Company's knowledge, during the past five years there have been no events under any bankruptcy act, no criminal proceedings and no judgments or injunctions that are material to the evaluation of the ability or integrity of any current director.

        Director Nominees

At the Annual Meeting, directors are to be elected to the Board of Directors, to serve until the next annual meeting and/or until their successors have been elected and qualified or until their earlier resignation or removal. Nominees for election to the Board of Directors will be accepted at the Annual Meeting. Subsequent to nomination for election to the Board of Directors, a vote will be held at the Annual Meeting to elect those approved and qualified nominees.

     Board Meetings and Committees

During the prior fiscal years ended July 31, 2005 ("Fiscal 2005"), the Board acted through unanimous written consents and teleconferences in which all board members were present. Eight (8) such consents and teleconferences were executed during the year. The Company has no standing nominating committee, or committee performing similar functions.

Audit Committee - While the Board of Directors believes that Two of its members have the necessary experience and level of financial sophistication to serve effectively on the Audit Committee, the Board has determined that the Corporation does not currently have an “audit committee financial expert” as defined by the SEC’s rules and regulations, serving on the Audit Committee.  Nonetheless, the Board of Directors believes that the cumulative experience of the current directors is adequate to provide appropriate oversight of the Corporation’s audit functions.

Executive Compensation

                                                                       Other                   Restricted     Options/LTIP          All

                                                                         Annual                      Stock         SARs     payouts   Other

   Name            Title            Year         Salary     Bonus    Comp.     Awarded        (#)            ($)      Comp.

   A Reid          Pres.,         2005           $0            0            0                0                0             0            0

                        CFO &

                        Dir.

   M. Rezac      Sec/           2005           $0            0            0                0                0             0            0

                        Treas/

                        Dir

   J. Stewart      Dir.           2005            $0            0            0                0                0             0            0

      The Company is required to set out particulars of compensation paid for each of the last three (3) completed fiscal years, or for such shorter period since the Company's inception, to the following persons (the "Named Executive Officers"):

      (a) All persons serving as the Company's chief executive officer during the most recently completed fiscal year;

      (b) Each of the Company's four most highly compensated executive officers who were serving as executive officers at the end of the most recently completed fiscal year and whose total salary and bonus exceeds $100,000 per year; and

      (c) Any additional individuals for whom disclosure would have been provided under (b) except that the individual was not serving as an executive officer of the Company at the end of the most recently completed fiscal year.

      From the Company's inception on April 9, 1999 to and including the fiscal year ended July 31, 2005, the following persons served in the capacity of President and/or Chief Executive Officer of the Company:

  Name                                              Position

  Andrew Reid                                    President, Chief

                                                          Executive Officer

                                                          and Director

  Michael Rezac                                  Sec./Treasurer, Chief Financial

                                                          Officer and Director

  During this fiscal year ending July 31, 2005, the Company did not grant options or stock appreciation rights to Named Executive Officers.

  Long-Term Incentive Plans - Awards in most recent completed fiscal year - The Company has no Long Term Incentive Plan in place.  A “long-Term Incentive Plan” is a plan under which awards are made based on performance for a period longer than one fiscal year.

  There have been no arrangements pursuant to which Directors were compensated by the Company in their capacity as Directors or for services rendered as consultants or experts during Fiscal 2005.

PROPOSAL NO. 2

    RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

      The Board of Directors has appointed Dale Matheson Carr-Hilton La Bonte, as their independent auditors to make the annual audit of the books of account and supporting records of the Company for the fiscal year ending July 31, 2005, subject to the ratification of the shareholders entitled to vote for the election of directors, by a majority of the votes cast on the question of such ratification, provided a quorum is present, at the Annual Meeting of Shareholders. Dale Matheson Carr-Hilton La Bonte has made the annual audit of the books of account since 2003. It is not expected that any representatives of Dale Matheson Carr-Hilton La Bonte will be present at the Annual Meeting.

Based on Management's review of the audited financial statements and discussions with management, the Board of Directors approved the inclusion of the audited financial statements in the Company's Annual Report on Form 10-KSB for the fiscal year ended July 31, 2005 for filing with the Securities and Exchange Commission.

   Options and Stock Appreciation Rights Granted During the Most Recently

         Completed Fiscal Year

The Company did not grant options or stock appreciation rights to Named Executive Officers during the most recently completed Fiscal Year.

PROPOSAL NO. 3

    OTHER BUSINESS

      Management knows of no other matters that may be presented at the Annual Meeting.

DISSENTERS' RIGHTS OF APPRAISAL

      No action is proposed herein for which the laws of the State of Nevada, the Certificate of Incorporation or By-laws of the Company provide a right of a shareholder to dissent and obtain appraisal of or payment for such shareholder's shares.

INTERESTS OF PERSONS IN MATTERS TO BE ACTED UPON

      None.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Andrew Reid, our President, Chief Financial Officer and a director, helped with the raising of capital since our organization in April 1999 and has subscribed for and currently owns 100,671 (2.82%)of our shares of common stock.    He became an officer and director in June 2002 and to date has received  (Canadian)$1,500(US $953.53) for services rendered to cover incidental expenses over a period of two years, for local and long distance telephone calls faxes, luncheon meetings, local travel, consultation services from corporate service providers.  He is currently employed and/or controls Vision Critical Communications Inc., a private Canadian company. Andrew Reid also individually owns 1,400,000 common shares (23.3%) of Diamant Resources Ltd. (“Diamant”) a private Canadian company.

Michael Rezac, our Secretary, Treasurer and a director, helped with the raising of capital since our organization in April 1999, and became an officer and director in June 2002 and have received (Canadian) $1,000 (US $631.35) for services rendered to cover incidental expenses over a period of two years, local and long distance telephone calls and faxes, luncheon meetings, local travel   Michael Rezac has subscribed for and currently owns 120,805 shares of our common stock (3.39%).  Michael Rezac is also a director and an officer of Diamant, and individually owns 1,400,000 of Diamant’s common stock (23.3%).

Andrew Reid, our President, Chief Financial officer, and member of our Board of Directors, and Michael Rezac, our Treasurer, Secretary and member of our Board of Directors, collectively owns directly and indirectly 6.21% of our common stock, and own, directly and indirectly 46.6% of Diamant’s common stock, they are in a position to control, or, at the least, influence the election of our directors and are able to influence the operation of our business.

We entered into an Option Agreement on June 28, 2002 with Diamant. The Option Agreement provides for us to acquire an undivided 50% right title and interest in certain mineral exploration permits from Diamant.  Michael Rezac, our Treasurer, Secretary, and Member of our Board of Directors, together with Horden Elliot, an unrelated third party considered the terms of the Option Agreement.  The terms of the Option Agreement are intended to provide sufficient cash to renew the permits.  We considered that the circumstances, which existed at the time that the option was granted, were such that an amount of cash sufficient to renew the permits is the minimum and, realistically, the maximum amount, which would be required, at that time to acquire an interest in the permits.  We believe that such is and would have been the case if the parties were unrelated, as an amount of cash less than that amount would not be sufficient to serve the needs of either party.  The recorded owner of the property covered by the permits in June 2002 was Broadbase Holdings Ltd. (“Broadbase”) a private Canadian Company.  Diamant purchased 100% right title and interest from Broadbase for (Canadian) $150.00.  The mineral exploration permits permits cover 197 Units (or 4925 hectares) in the Fort St. John area of British Columbia, Canada.  As a consideration for the option, we paid Diamant (Canadian) $10,000.  In addition, the Option Agreement also provided that we: (A) pay on the 30th day of June 2002 the sum of (Canadian) $5,000; (B) pay on the 30th day of July 2003 the sum of (Canadian) $5,000; and (C) by July 2002, pay and incur property expenditures on the Claims.  As of this date, all considerations have been satisfied.

The partially completed analysis of the properties to date has demonstrated the presence of kimberlite indicator minerals and a high potential to host kimberlite intrusions.  There is, of course, a substantial risk that we will not find such dykes or pipes that contains kimberlite. Additionally, if the geological report is not favourable to us, then we may give notice of termination of our Option agreement to Diamant.

SECTION 16(a) BENEFICIAL OWNERSHIP

   REPORTING COMPLIANCE

      On July 13, 2005, a Form 3 was filed for Jon Stewart, a Director of the Company.  On July 18, 2005 a Form 3 was filed for Russell Day, a shareholder of the Company.  On July 18, 2005 a Form 3 was filed for Michael Rezac a director and Officer of the Company.  On July 18, 2005 a Form 3 was filed for Andrew Reid, a director and Officer of the Company.

EXHIBITS

      None.

2005 ANNUAL REPORT TO SHAREHOLDERS

      The Company's Annual Report on Form 10-KSB for the fiscal year ended July 31, 2005, has been delivered with this Information Statement or previously delivered to Shareholders.

FORWARD LOOKING STATEMENTS

         This Information Statement and other reports that we file with the SEC contain forward-looking statements about our business containing the words "believes," "anticipates," "expects" and words of similar import. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results or performance to be materially  different from the results or performance anticipated or implied by such forward-looking statements. Given these uncertainties, shareholders are cautioned not to place undue reliance on forward-looking statements. Except as specified in SEC regulations, we have no duty to publicly release information that updates the forward-looking statements contained in this Information Statement. An investment in our Company involves numerous risks and uncertainties, including those described elsewhere in this Information Statement. Additional risks will be disclosed from time-to-time in our future SEC filings.

ADDITIONAL INFORMATION

      This Information Statement should be read in conjunction with certain reports that we previously filed with the Securities and Exchange Commission (the "SEC"), including our:

      o     Annual Report for the year ended July 31, 2005 (the "Form 10-KSB");

      o     Quarterly Report for the period ended April 30, 2005 (the "Form 10-QSB")

      Copies of these reports are not included in this Information Statement but may be obtained from the SEC's web site at "www.sec.gov." We will mail copies of our prior SEC reports to any shareholder upon written request.

                                                                      BY ORDER OF THE BOARD OF DIRECTORS

                                                                         /s/ Andrew Reid

                                                                        Andrew Reid, President

   Las Vegas, Nevada

   November 13, 2005